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                                                                   EXHIBIT 10.23



                              AMENDMENT TO LEASE #2

         The Landlord, SANCTUARY OF BOCA, INC., and the Tenant, HIPPO, INC. in consideration of the mutual covenants, conditions and promises set forth herein hereby agree to modify and amend that certain Lease Agreement thereof dated March 7, 1997 and Amendment to Lease #1 dated 8/1/97 for the premises described as Suite 410 in the office building known as Sanctuary Office Tower ("Office Building"), 440 N. Federal Highway, Boca Raton, Florida 33431 as follows:

1)   The lease term for Suites 407 & 410 will be nine (9) months and sixteen
     (16) days commencing March 16, 1998 and expiring November 30, 1998.

2)   Paragraph 1.01 of the Lease entitled "Premises" will be amended as follows:

     Suite 407:  Approximately 1129 square feet
     Suite 410:  Approximately 1523 square feet
     ------------------------------------------
     Total:      Approximately 2652 square feel

3) The rent will be as follows:

     Suite 407:

     March 16, 1998-March 31, 1998     $  627.00 for the month of March plus tax
     April 1, 1998-November 30, 1998   $1,176.50 per month plus FL Sales Tax
     Initial Estimated Operating       $  540.98 per month plus FL Sales Tax
     Expenses

     Suite 410:
     ----------
     March 1, 1998-November 30, 1998   $ 1,586.46 per month plus FL Sales Tax
     Initial Estimated Operating       $   729.77 per month plus FL Sales Tax
     Expenses

4) The following breakdown of the security deposit:

     Suite 407:
     ----------
     Security Deposit due at signing of amendment                 $ 3,434.06
     Suite 410:
     ----------
     Existing Security Deposit transferred from Lease
     dated 3/7/97:                                                $ 4,712.42

     Eight (8) garage door openers deposit is
     transferred from Amendment to Lease #1 dated
     8/1/97                                                       $   400.00
                                                                  ----------

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         Total Security Deposit                                   $ 8,546.48

5) The Tenant accepts the premises of Suite 407 in its existing as is condition.

6) Except as otherwise provided herein, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year indicated below.

WITNESSES:                                    LANDLORD: SANCTUARY OF BOCA, INC.

                                              BY: /S/ Elayne Prince
                                                     --------------------------
                                                      Ms. Elayne Prince

                                              Title: Vice President
                                                     --------------------------
                                              Date:  2/2/98
                                                     --------------------------

WITNESSES:                                    TENANT: HIPPO, INC.

                                              BY: /S/ Jim Dodrill
                                                     --------------------------
                                                  Mr. Jim Dodrill

                                              Title: President
                                                     --------------------------
                                                    Date: 2/2/98
                                                    ----------------------------

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